UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2010

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12404 Park Central Drive, Suite 400

Dallas, Texas 75251

(Address of principal executive offices) (zip code)

(214) 224-1081

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As a result of the matters described in previous Current Reports on Form 8-K filed by CornerWorld Corporation (“CornerWorld” or the “Company”) with the Securities and Exchange Commission, including the exercise by Ned Timmer of his alleged rights as a secured creditor and the ensuing litigation between the Company and Mr. Timmer that is still pending, and the impact thereof on the Company’s results of operations and financial condition, the Company sought and obtained appropriate waivers from certain of its lenders, including IU Investments, LLC, Internet University, Inc., Marc Blumberg, and Marc Pickren, under their respective debt instruments to ensure that the Company and/or its subsidiaries did not default on any payment obligations thereunder and/or any covenants thereunder.

On March 31, 2010, the Company amended its agreements with IU Investments, LLC, Internet University, Inc., Marc Blumberg and Marc Pickren as follows:

The Company entered into Amendment No. 1 (“IU Amendment No. 1”) to its Promissory Note with IU Investments, LLC (the “IU Note”). IU Amendment No. 1 revised the repayment schedule of the IU Note such that principal payments resumed on March 31, 2010 and continue through December 31, 2010, after which point the IU Note will be paid in its entirety. Interest payments and other terms remained unchanged. A copy of IU Amendment No. 1 is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Enversa Companies (“Enversa”), a wholly owned subsidiary of CornerWorld, entered into Amendment No. 2 (“Internet Amendment No. 2”) to the Line of Credit with Internet University, Inc. (the “Internet Line of Credit”). Internet Amendment No. 2 revised the repayment schedule of the Internet Line of Credit such that principal payments resumed on March 31, 2010 and continue through December 31, 2010, after which point the Internet Line of Credit will be paid in its entirety. Interest payments and other terms remained unchanged. A copy of Internet Amendment No. 2 is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Enversa entered into amendments to its Promissory Notes with each of Internet University, Inc. (“Internet Amendment No. 1”), Marc Blumberg (“Blumberg Amendment No. 1”) and Marc Pickren (“Pickren Amendment No. 1”, and together with Internet Amendment No. 1 and Blumberg Amendment No. 1, the “Amendment No. 1’s”) (the “Notes”). The Amendment No. 1’s revised the repayment schedules of the Notes such that principal payments would no longer be subject to an EBITDA scrape, as defined in the Notes, but rather, would be subject to an amortization to be paid over the next 24 months. Principal payments on the Notes resumed on March 31, 2010 and continue through December 31, 2012, after which point the Notes will be paid in their entirety. In addition, interest on the Notes will continue to be payable on the date on which principal is due. A copy of Internet Amendment No. 1, Blumberg Amendment No. 1 and Pickren Amendment No. 1 are attached hereto as Exhibits 10.3 10.4 and 10.5, respectively, and are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On April 6, 2010, CornerWorld Corporation posted its March 2010 CEO newsletter (the “Newsletter”) on its website, www.cornerworld.com. The Newsletter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information reported in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and IU Investments, LLC
10.2	Amendment No. 2 to Line of Credit dated as of March 31, 2010 between Enversa Companies and Internet University, Inc.
10.3	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and Internet University, Inc.
10.4	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and Marc Blumberg
10.5	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and Marc Pickren
99.1	CornerWorld Corporation CEO Newsletter, dated April 6, 2010

Certain statements contained in the Newsletter may be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements involve a number of risks and uncertainties and can generally be identified by words such as “believes,” “expects,” “plans,” “intends,” “projects,” “forecasts,” “may,” “will,” “should,” “on track” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations and are not statements of fact, actual results may differ materially from those projected by any forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: April 6, 2010	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and IU Investments, LLC
10.2	Amendment No. 2 to Line of Credit dated as of March 31, 2010 between Enversa Companies and Internet University, Inc.
10.3	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and Internet University, Inc.
10.4	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and Marc Blumberg
10.5	Amendment No. 1 to Promissory Note dated as of March 31, 2010 between CornerWorld Corporation and Marc Pickren
99.1	CornerWorld Corporation CEO Newsletter, dated April 6, 2010